Exhibit 99.1

Veea Inc. and Plum Acquisition Corp. I Announce Closing of Business Combination

The combined company will begin trading on the Nasdaq Capital Market under the ticker symbols “VEEA” for its common stock and “VEEAW” for its publicly traded warrants

NEW YORK CITY and SAN FRANCISCO (September 16, 2024) — Veea Inc. (“Veea” or the “Company”), a first-to-market pioneer in hyperconverged multiaccess networks and AI-driven edge computing, and Plum Acquisition Corp. I (“Plum”), a Cayman Islands exempted company formed as a special purpose acquisition company, today announced the successful completion of their previously announced business combination (the “Business Combination”). The Business Combination was approved at an extraordinary general meeting of the Plum shareholders held on June 4, 2024. The combined company is named Veea Inc. and its common stock and publicly traded warrants are expected to commence trading on the Nasdaq Capital Market under the ticker symbols “VEEA” and “VEEAW”, respectively, on September 17, 2024.

Veea offers turnkey full-stack hybrid edge-cloud computing with its Veea Edge PlatformTM that integrates multiaccess network connectivity, compute, storage, containerized cybersecurity with secure connectivity and Edge AI where people, places, machines and things connect to the Internet . Veea’s smart computing VeeaHub® products replace or complement a host of point products, such as servers, Wi-Fi access points, IoT gateways, routers, basic firewalls and network attached storage in one platform that is easy to install, monitor, operate and maintain. Veea’s Edge Platform, with VeeaHub® products and VeeaWare software, enables private network “Cloud-in-a-Box” solutions at the edge of the network, that not only accelerates the move of AI processing to the edge, but champions digital transformation across many vertical industries that require edge infrastructure solutions. The transaction implies a total enterprise value for the combined company of approximately $335 million and includes approximately $36 million raised in a private placement that closed in the second quarter of 2024 and an additional $15 million subscribed for in a private placement concurrent with the closing of the Business Combination.

“We are excited to continue our journey as a publicly traded company and look forward to working with the Plum team in expanding our business,” said Allen Salmasi, Chairman and Chief Executive Officer of Veea. “Demand for hyperconverged edge computing and network connectivity solutions for enterprises and consumer markets with cybersecurity and secure connectivity continues to grow rapidly, and Veea’s transformative new product category is well positioned to deliver containerized applications supported by edge AI, groundbreaking cellular-like managed Wi-Fi and IoT devices, and a slew of other product capabilities at the edge.”

“We are very excited to be partnering with Allen and the rest of the management team at Veea due to their decades of experience in the digital transformation of the cellular industry. We are confident in their ability to successfully bring this revolutionary edge computing platform to market. Veea is accelerating digital transformation of existing and new spaces by combining connectivity, security, AI and computation into a single platform — a critically important need across multiple vertical industries, use cases, and geographic markets,” said Kanishka Roy, President and co-CEO of Plum.

According to Gartner “The computing edge is closest to customers and customers of customers. Over the next five years, edge AI will become the battlefront for innovation and mind share relating to smart, connected, digital business investment.”

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is serving as the exclusive financial advisor and lead capital markets advisor to Plum. Hogan Lovells US LLP is serving as legal advisor to Plum. Ellenoff Grossman & Schole LLP is serving as legal advisor to Veea.

About Veea Inc.

Veea® makes living and working at the edge simpler and more secure. Veea has unified multi-tenant computing, multiaccess multiprotocol communications, edge storage and cybersecurity solutions through fully integrated cloud- and edge-managed products. Veea’s pioneering Multiaccess Edge Computing (MEC) product developed from the ground up in a compact form factor brings together the functionality typically provided for through any combination of servers, Network Attached Storage (NAS) devices, routers, firewalls, Wi-Fi Access Points (APs), IoT gateways, 4G or 5G wireless access, and Cloud Computing (CC) by means of multiple hardware, software and systems integrated and maintained by IT/OT professionals. Compared to such solutions, Veea Edge Platform offers application responsiveness, bolsters cybersecurity, data privacy and context awareness, and lowers data transport costs as well as total cost of ownership, while providing for easy installation, operations, monitoring and maintenance of edge networks. At the heart of VeeaHub products resides a Linux server with a full-stack virtualized software environment for cloud-native applications that run in Secured DockerTM containers, with a high degree of user data and application isolation, Software Defined Networking (SDN), Network Function Virtualization (NFV) and cybersecurity, delivering hyperconverged networking over a connectivity and computing mesh network. The fully integrated turnkey solution offers end-to-end cloud management of devices, applications and value-added services with Zero Trust Network Access (ZTNA) and, optionally, a highly simplified plug and play 5G-based Secure Access Service Edge (SASE) offering. Veea Edge Platform enables direct connections from the wide area optical fiber, cellular and satellite networks to the local area networks created by a VeeaHub mesh cluster over cellular-like network-managed Wi-Fi and IoT devices - a unique patented capability called network slicing. Veea Developer Portal and development tools provide for rapid development of edge applications, optionally, with Edge AI. Veea has implemented a range of cost-effective solutions for B2B and B2B2C offerings through service providers, channel partners, system integrators, enterprise partners, and government agencies for smart retail, smart construction, smart logistics and warehouses, smart farms and greenhouses, smart buildings, smart schools, smart hospitals, smart museums to smart cities. The use cases include broadband connectivity with cybersecurity and value-added services, IoT/IIoT/AIoT with data management, blockchain, and Edge AI technologies, including for unserved communities with no Internet connectivity, that represent nearly 2.9 billion people according to the joint studies by ITU and the World Bank. For these communities, Veea and its ecosystem partners have developed many unique technologies and applications to deliver Internet connectivity with tele-education, telemedicine services, tele-training, regenerative agriculture, and others. Today, school kids in remote villages of Indonesia are capable of accessing ChatGPT in their local language utilizing a locally developed app over Veea Edge Platform. Veea was formed in 2014 and is headquartered in New York City with a rich history of major innovations in the development of advanced networking, wireless and computing technologies, along with over 103 granted and 33 pending patents in key aspects of hyperconverged edge computing technologies. For more information, visit veea.com and follow us on X and LinkedIn.

About Plum Acquisition Corp. I

Plum Acquisition Corp. I is a special purpose acquisition company founded by Ursula Burns, Kanishka Roy, and Mike Dinsdale. Plum was formed with the mission of creating a platform, built by operators for operators, to enable great private companies to become outstanding public companies and listed stocks.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

Examples of forward-looking statements in this press release include, but are not limited to, statements regarding the Company’s business, operations, cash flows and financial position. The risks and uncertainties include, but are not limited to: (i) the failure to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows; (ii) risks related to Veea’s current growth strategy and Veea’s ability to generate revenue and become profitable; (iii) market acceptance of Veea’s platform and products; (iv) the length and unpredictable nature of Veea’s sales cycles; (v) Veea’s reliance on distribution and partnering arrangements and third-party manufacturers; (vi) cybersecurity incidents, security vulnerabilities, and real or perceived errors, failures, defects, or bugs in Veea’s platforms or products; (vii) the ability of Veea to protect and develop its intellectual property rights; (viii) substantial regulations, which are evolving, and unfavorable changes or failure by Veea to comply with these regulations; (ix) the ability to maintain the listing of Veea’s common stock and warrants on Nasdaq,; (x) the potential liquidity and trading of Veea’s public securities’; (xi) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, Veea’s ability to grow and manage growth profitably and retain its key employees; (xii) Veea’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the completion of the Business Combination, and ability to attract and retain key personnel; and (xiii) other risks and uncertainties identified in the prospectus dated May 13, 2024 filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2024, relating to the Business Combination, including those set forth under the heading “Risk Factors” therein, and in other filings with the SEC made by Veea and Plum. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Veea’s and Plum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. If any of these risks materialize or the parties’ assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release. There may be additional risks that neither Veea or Plum presently know or that Veea and Plum currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Veea and Plum assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Veea nor Plum gives any assurance that either Veea or Plum will achieve its expectations.

Media Contact:

James Christopherson
Sterling Communications for Veea
veea@sterlingpr.com